Exhibit 99.3

INVESTOR MEETING

FEBRUARY 2017

Diane Bryant

Executive Vice President & General Manager Data Center Group

Disclosures

Statements in this presentation that refer to Business Outlook, forecast, future plans and expectations are forward-looking statements that involve a number of risks and uncertainties. Words such as “anticipates,” “expects,” “intends,”

“goals,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “may,” “will,” “would,” “should,” “could,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements that refer to or are based on projections, uncertain events or assumptions also identify forward-looking statements. Such statements are based on management’s expectations as of February 9, 2017 and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Important factors that could cause actual results to differ materially from the company’s expectations are set in Intel’s earnings release dated January 26, 2017, which is included as an exhibit to Intel’s Form 8-K furnished to the SEC on such date. Additional information regarding these and other factors that could affect Intel’s results is included in Intel’s SEC filings, including the company’s most recent reports on Forms 10-K and 10-Q. Copies of Intel’s Form 10-K, 10-Q and 8-K reports may be obtained by visiting our Investor Relations website at www.intc.com or the SEC’s website at www.sec.gov.

Key Messages

Growth drivers remain:

move to cloud computing, network transformation, growth of data analytics

Near term:

period of enterprise transformation

Well positioned for long term growth with an unparalleled array of assets

DATA CENTER TAXONOMY
WHO BOUGHT THE BOX?
ENTERPRISE & GOVERNMENT
CLOUD SERVICE PROVIDER
COMMS SERVICE PROVIDER
WHAT IS THE BOX?
SERVER
STORAGE
NETWORK
WHAT'S IN THE BOX?
CPUS
CHIPSETS
ETHERNET
INTEL® OMNI-PATH FABRIC
NETWORK ASICS
SILICON PHOTONICS
INTEL® 3D XPOINT™ DIMMS
FPGAS
SSDS
intel
INVESTOR MEETING
FEBRUARY 2017
5

DATA CENTER TAXONOMY


2016 Actual
+8%
YOY
WHO BOUGHT THE BOX?
ENTERPRISE & GOVERNMENT
-3%
YOY
CLOUD SERVICE PROVIDER
+24%
YOY
COMMS SERVICE PROVIDER
+19%
YOY
WHAT IS THE BOX?
SERVER
STORAGE
NETWORK
WHAT'S IN THE BOX?
CPUS
CHIPSETS
ETHERNET
INTEL® OMNI-PATH FABRIC
NETWORK ASICS
SILICON PHOTONICS
INTEL® 3D XPOINT™ DIMMS
FPGAS
SSDS

Source: Intel.
Note: Reportable segments: PSG (FPGAs) and NSG (SSDS).

intel INVESTOR MEETING FEBRUARY 2017 | 6

2017-2021 Data Center Growth Forecast

Growth by End-User

Enterprise & Government

2%

CAGR

Cloud Service Provider

>15%

CAGR

Comms Service Provider

>10%

CAGR

Data Center Revenue

$

Adjacencies

25%

30%

CAGR

13%

CPU

2017 High

6%

single digit

CAGR

growth

0

2017

2021

Drivers of CAGR Decline

• Stall in enterprise on-prem server deployments

• Delays in new product ramps

Changes to Operating Margin

• Data center first to next process node

• Increased allocation of corporate expenses

• Increased contribution from adjacencies

Forecasts are Intel estimates, based upon current expectations and available information and are subject to change without notice.

Enterprise & Government Enterprise going through transformation

2016 Deployment Location by Workload

Units     On-PremPublic Cloud

33%

44%23%4%

+15%    66%

YOY    67% 77%+8%

56%96%YOY

0    34%

Collaborative Infrastructure    Business Analytics Model/Sim

Process

Enterprise Workload location Trends

%

86%    On-PremPublic Cloud

65%

35%

0    14%

2013    2014 2015 2016 2017 2018 2019 2020 2021

Workload Attributes    Business Needs Ecosystem

• Performance    • Time to deployment • Maturity of SaaS offerings

• Security    • Compliance/regulatory • Viability of alternate services

• Integration complexity    • Geographic reach • Availability of resellers / system integrators

• Data size    • SLAs with private cloud expertise

Forecasts are Intel estimates, based upon current expectations and available information and are subject to change without notice.

Server Box Hybrid cloud Drives Enterprise stabilization

Private Cloud Growing as % of New Deployments

Units

Trad.

on-prem

-5%

CAGR

+25%

CAGR

19%Private

0     cloud

2013    2014 20152016

Enabling Hybrid Cloud

Azure Stack

Coming 2H’2017

Server forecast

Assuming server contraction

through the planning horizon

Forecasts are Intel estimates, based upon current expectations and available information and are subject to change without notice.

Other names and brands may be claimed as the property of others.

High

$

Data Center

Double

Digit

Growth

Enterprise

Server

-1%

CAGR

0

2017     2021

Mid

$

Data Center

Double

Digit

Growth

Enterprise

Server

-5%

CAGR

0

2017     2021

Low

$

Data Center

Double

Digit

Growth

Enterprise

Server

-7%

CAGR

0

2017     2021

* Refers to revenue growth.

Forecasts are Intel estimates, based upon current expectations and available information and are subject to change without notice.

Cloud Service Provider Cloud Service Provider Dynamics

Enterprise VS. Cloud Service Provider

Server CPU ASP Gap Narrowing

$ASP

+6%

CAGR

+10%

CAGR

0

2013    2016

Cloud Service    Cloud Service

Enterprise    Providers (All) Providers (Business)

2/3 of the Cloud is TAM Expansion

Enterprise

Conversion

34%

Consumer Business

52%

New

Usages

14%

2016

Business Cloud delivers higher value services

Business 2016 Cloud

11% ASP Premium

vs. Consumer Cloud

Source: Intel analysis.

Comms Service Provider Comms Service Provider Momentum

Legacy    Cloud Enabled 5G Ready

Move to IA

Intel Momentum

#1

in Wireless Access Infrastructure

Based on existing designs and 2016 wins deploying

over the next 4 years as 5G ramps

Wireless    High bandwidth

Broadband    Last mile connectivity

Real-time    Ultra low latency

Control    Autonomous driving

IOT    Low energy, low bandwidth

Sensors    Smart factories

Video    Ultra high bandwidth

Streaming    HD movies

Forecast is Intel estimate, based upon current expectations and available information and is subject to change without notice.

Network Box Winning the Network

$19.3B opportunity in 2017*

2016 Network Silicon Revenue MSS

$18.6B TAM

Marvell

Cavium

OEM Si

Xilinx

Global Foundry    Other

TI

Qualcomm (NXP)

HiSilicon

DCG

Broadcom    +

PSG

2016 Growth 10X the Market Segment

Source: Amalgamation of Intel financials, analyst data and Intel analysis. Intel revenue includes FPGAs.

Network ASP

$ASP

Xeon

ASP

Net

ASP

SOC

ASP

0

2013    201420152016

Source:. Intel.

*Forecast is Intel estimate, based upon current expectations and available information and is subject to change without notice.

Artificial Intelligence Opportunity

AI is the fastest growing data center workload

2016 Servers

AI

7%

Classic Machine Learning    Deep Learning

60%

IA     Other GPGPU IA+

2% 1%

IA     GPGPUIA+ Other

2%

Source: Amalgamation of Intel data, analyst data and Intel analysis.

ARTIFICIAL INTELLIGENCE PLAN

BRINGING THE HPC STRATEGY TO AI

Top 500 % FLOPs



Nvidia intro
Xeon Phi intro
November '16
%
0
7%
93%
35%
5%
60%
16%
20%
64%
Jun'10
Nov '12
Nov '16
Nvidia*
Intel® Xeon Phi™
Xeon

INTEL® NERVANA™ PORTFOLIO

Most widely deployed machine learning solution

COMING 2017
SKYLAKE

High performance, classic machine learning

COMING 2017
KNIGHTS MILL

Programmable, low-latency inference

SDVs SHIPPING TODAY
BROADWELL + ARRIA 10

Best in class neural network performance

COMING 2017
LAKE CREST

Source: Top500 List.
Note: Lake Crest results have been estimated or simulated using internal Intel analysis or architecture simulation or modeling, and provided for informational purposes. Any differences in system hardware, software or configuration may affect actual performance. Competitive performance data based on publicly available projections.
*Other brands and names may be claimed as the property of others.

intel INVESTOR MEETING FEBRUARY 2017 | 15

Addressing the Full Data Center Opportunity

Data Center Silicon TAM

$    $65B

$46B

2016 36%MSS

0

2016    2021

Server + SBS logic silicon Network logic silicon Ethernet & Fabric    Silicon Photonics Memory

Source: TAM is based on amalgamation of analyst data and Intel analysis, based upon current expectations and available information and are subject to change without notice.

ADDRESSING THE FULL DATA CENTER OPPORTUNITY

DATA CENTER SILICON TAM



$
$65B
$46B
2016 MSS
36%
0
2016
2021
Server + SBS logic silicon
Network logic silicon
Ethernet & Fabric
Silicon Photonics
Memory

INTEL® OMNI-PATH FABRIC

High Performance Fabric SAM



$
~$1.1B
42%
Intel MSS
0
2016
2021

INTEL® SILICON PHOTONICS

SAM



$
~$1.8B
9%
Intel MSS
0
2016
2021

RACK SCALE DESIGN

Next transformation in application delivery

Architecting the Intel portfolio to deliver **2X** the performance at the lowest TCO

3D XPOINT™ DIMMS

SAM



~$8B
$
0
2021

intel INVESTOR MEETING FEBRUARY 2017 | 17

Source: Amalgamation of analyst data and Intel analysis, based upon current expectations and available information and are subject to change without notice.
Note: Intel® Silicon Photonics SAM includes short-reach / intra-data center single mode optics + CWDM4 10KM.
Note: 3D XPoint™ DIMM SAM includes server DRAM in systems with >512GB total memory capacity.

Summary

Growth by End-User

2017-2021

Enterprise & Government

2%

CAGR

Cloud Service Provider

>15%

CAGR

Comms Service Provider

>10%

CAGR

Growth drivers remain: move to cloud computing, network transformation, growth of data analytics

Delivering low double digit data center growth; Reducing dependency on Enterprise server CPU

Well positioned for long term growth with an unparalleled array of assets and unique integration capabilities

Forecasts are Intel estimates, based upon current expectations and available information and are subject to change without notice.

INVESTOR MEETING

FEBRUARY 2017